COMPOSITE TECHNOLOGY CORPORATION

Special Shareholder Meeting
December 4, 2007


ACCC Conductor


DEWIND
2MW D8.2 Wind Turbine

Energy Efficient Conductors for Transmission
Novel Wind Turbines for Renewable Energy

Benton H Wilcoxon, CEO

This presentation contains forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to our Company. This presentation contains projections, predictions, estimates and other forward-looking information covering such topics as revenue and cash flow expectations, successful and timely development and market acceptance of products. These forward-looking statements are projections and predictions only and rely on assumptions about future events based on current expectations, planned business development efforts, near and long-term objectives, potential new business, strategies, organizational changes, changing markets, marketing efforts, future business performance and outlook. Although management believes that such assumptions are reasonable as of the date hereof, no assurances can be given, however, regarding the attainability of such statements or the reliability of the assumptions on which they are based. Actual events or results may differ materially from those made in any forward-looking statements due to a number of risks and uncertainties, including, without limitation, competition with larger companies, development of and demand for a new technology, our ability to convert quotations and framework agreements into firm orders, cash flow, securing sufficient quantities of essential raw materials, timely delivery by suppliers, ability to produce the turbines and acquire its components, ability to maintain quality control, collection-related and currency risks from international transactions, the successful outcome of joint venture and other negotiations, and our ability to manage growth. Please refer to the Company's most recent annual report and other recent filings with the Securities and Exchange Commission, which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements including those that are found in the Company's Annual Report filed with the SEC on Form 10-K for fiscal year ended September 30, 2006 and subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports filed on Form 8-K that will be included with or prior to the filing of the Company's next Quarterly or Annual Report.

Composite Technology Corporation

Corporate Structure

Composite Technology Corporation

Irvine, California

- OTC BB: CPTC
- Shares Issued/Outstanding: 223 Million
- Float: ~141 Million
- Market Capitalization: ~$413 Million (1)



Composite Technology Corp
AS OF 10/1/2007
$0.88 – 10/1/06
9/30/07 :$1.90
12/3 close: $1.85
2.50
2.00
1.50
1.00
VOLUME (MILLIONS)
10
5
Oct
Nov
Jan
Mar
May
Jul

DeWind Inc. Subsidiary

CTC Cable Corp Subsidiary

Fully diluted = 282M shares – the 59M share difference is from:

- **$10.4M of 8% convertible debt due 2010 @$1.03/share = 10M shares if converted**
- **$42.1M Cash proceeds from 32.5M warrants, if exercised**
- **$18.3M Cash proceeds from 16.2M options, if exercised**

(1) As of12/4/2007

2007 Progress and Milestones: Overview

- Market Capitalization increase of over 150% from 9/30/06 to today
- 115% share price appreciation from 10/1/06 to 9/30/07
- $50 million in capital raised to fund wind and cable growth initiatives



Market Capitalization in $MM
at fiscal year end
$500
$400
$300
$200
$100
$0
$157
$420
2006
2007



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
4 1/2X
5X
2005
2006
2007 through 6/30
2007 backlog
Q4-07 & 2008 backlog
Revenues Recorded to June 30
Backlog #s @ 12/1/06 & 07

- Nearly 5X year over year growth in orders and revenues
- DeWind D8.2 turbine certification
- $30M+/yr China contract signed January, 2007
- Expanded China relationship with manufacturing agreement October, 2007
- China minimum order increases to 3,600 km for 2008

2007 Progress and Milestones: CTC Cable

- Total 2007 orders booked of $30.6M, up from $4.5M in 2006
- Order backlog increase from $1.5M to $19M (Dec 1, 2006 vs 2007)
- Revised Sales & Marketing – Efficiency message developed
  - Measured almost 33% greater efficiency ACCC vs. ACSR cable
  - Efficiency allows for possible 45% IRR for retrofit projects
- Expanded sales and marketing:
  - Hired seasoned industry executive – Tom Smith as Chief Strategy and Business Development Officer in November
  - Implemented Representative Organization in March, 2007
- Supply Chain improvements/supply redundancy
  - 20x increase in carbon supply from 2006 to 2008 projected due to increased demand and qualification of second carbon supply
  - Redundant suppliers of all ACCC product components
  - Qualification of 3 additional stranding relationships: Lamifil, Midal, Jiangsu Far East
- Regulatory and quality efforts continue:
  - Type Certification underway in Brazil, Indonesia, Mexico, India, Middle East, Poland, France, and UK Commonwealth
  - ISO 9001:2000 certification for our Irvine ACCC core facility

2007 Progress and Milestones: DeWind

- Order backlog increase from $13M to $56M (Dec 1, 2006 vs 2007)
- Certification and Prototypes
  - 50 Hz D8.2 Certification obtained in July, 2007
  - Prototype inspected in August, 2007 - verified lack of wear patterns
  - 60 Hz certification tests begun in November, 2007
- Initial Commercialization of D8.2
  - Initial D8.2 commercial unit shipped in September, 2007 and installed in November, 2007
  - Production begun in November, 2007 at TECO
- Current turbine deal status:
  - Negotiating for sale of projected 120 units for 2008 and 360 units for 2009 with multiple parties
  - Signed detailed term sheets with two separate parties and have received refundable cash hold fees – currently negotiating turbine supply agreements with these parties
- Hired key wind industry personnel during the year

CTC CABLE CORPORATION

ACCC Conductor

Energy efficient ACCC conductor compared with traditional ACSR:

- Greater conductivity
- More energy efficient
- Greater power capacity
- Same diameter
- Same weight
- Insignificant sag





Aluminum
28% more Aluminum
Composite Core
Steel Core
ACCC Conductor
Traditional ACSR

"The Most Energy Efficient Conductor"

CTC CABLE CORPORATION

ACCC Conductor Sales & Marketing

International opportunities represent 90% of the market:

- Maintain and build on our China success: 3 year contract will increase to 900 kilometers per quarter minimum in January 08
- Type Certification commencing with decision making bodies in new areas (UK, Middle East, France, India, Indonesia, and Brazil) to promote regulatory acceptance.
- Focus on selected utilities in large geographic/hot weather climates where ACCC is vastly superior to ACSR and where transmission bottlenecks limit economic expansion such as the Middle East, India, Indonesia, and Brazil.
- ACCC distribution agreements & ACCC core aluminum stranding license relationships are the key to our strategy: Provides local product content due to the value of aluminum and stranding; Provides a local sales force.

US opportunities represent 10% of the market:

- Beginning a new Business Development focus to target top management level at utilities as well as regulatory bodies, that presents efficiency benefits, GHG benefits and total cost of ownership showing ACCC conductors superior economic return to both utilities and utility ratepayers.

CTC CABLE CORPORATION

ACCC Conductor Comparison

!!! User Defined Variables Appear in Yellow Boxes !!!		Compare to:	# 1	# 3
Type		ACCC/TW	ACSR	ACCC/TW
Code Name		DRAKE	DRAKE	HAWK
Aluminum Area (kcmil)		1020	795	611
Diameter (in.)		1.108	1.107	0.858
Conductors Per Bundle:		1	1	2
Ampacity at Temperatures:	60	810	715	1188
(Degrees C)	80	1055	932	1533
	100	1238	1094	1791
	140	1516	1340	2182
	180	1733	1533	2484
Associated Tension at Tower (lbf):		6,576	6,300	7,888
SAG (ft):	60	22.14	26.10	22.23
	140	22.64	32.49	22.71
	180	22.89	34.58	22.95
Maximum Apparent Power at:	1,150 Amps			
Gross Power (MVA):		458	458	458
Line Losses (MVA):		18	24	13
Net Power (MVA):		440	434	445
Conductor Temperature (C):		90	108	58
LINE LOSS COMPARISON:				
Net Power / Month (MWh):		316,810	312,208	320,166
Losses / Year ($):		$7,819,404	$10,580,543	$5,805,843
Difference in Losses Per Year (MWh):		---	4,602	-3,356
Value of Losses Per Year ($):		---	-$2,761,139	$2,013,561
Line Loss CO2 Emissions (Metric Tons Per Year):		97,326	131,693	72,264
CO2 Emission Differences (Metric Tons Per Year):		---	34,367	-25,062
Line Loss and Emission Improvement Over Base Conductor (%):		---	-35%	26%
Value of Carbon Emission Reduction ($USD):		---	-$893,544	$651,617
Equivalent Reduction or Addition of Automobiles Per Year:		---	6,888	-5,023
Net Value Per Year (Loss Reduction and CO2 Credits):		---	-$3,654,683	$2,665,178

Conditions and Assumptions:

25	Ambient Temperature (°C)
40	Line Length (miles)
230	Voltage (kV)
2	Wind Speed (ft/sec)
0.5	Emissivity

Average Power Demand Calculation:

Amps:	
900	Base
1,100	Intermediate
1,400	Peak
25	Reference Temperature (°c)
1,000	Ruling Span (ft)
-15	Ice load Sag Temperature (°c)
0.25	Radial Ice Thickness (in.)



Net Power (MVA)
446
444
442
440
438
436
434
432
430
428
Base
1
2
3
4
5
6
Conductor #

Economic and Environmental ($USD):

$0.05	Cost Per Kilowatt Hour (enter)
Nat. Average	Fuel Type (select from drop down)
1.372	CO2 Emissions per kWh (lbs)
$26.00	CO2 Value Per Metric Ton (enter)
RED TEXT	Exceeds Conductor Rating!!!

* Note: All "Differences" Are Compared to Conductor # 1 in 1st Column. Ampacity and Power based on IEEE 738 Standards. Sag and Tension Values based on Numerical Sag Method (Overhead Conductor Manual). Emission

CTC CABLE CORPORATION

Economic Benefits
Value Proposition

Reconductor Example – one 64 kilometer single circuit (modeled)

Baseline is a traditional ACSR Drake constrained line at 1,150 Maximum Apparent Power	Replace with ACCC Drake	Replace with ACSR Drake
Conductive Aluminum Area in mm² (in kcmil)	516.9 (1020)	402.9 (795)
Capital Cost for improvement	$5.0 million	$3.5 million
Capital cost payback in years	1.6	10.0
Internal Rate of Return	62%	7%
NPV at 12% discount rate (20 year)	$17.8 million	($1.1) million
Line loss Reduction vs. ACSR Drake	34%	3%
Annual CO2 emissions reduction vs ACSR Drake	27,780 metric tons	2,750 metric tons
Annual Value of line loss reduction @ $0.05/KWh	$2,734,000	$271,000
Annual Value of reduced CO2 emissions at $26/ton	$722,000	$71,500
Annual value of reduced line losses and emissions	$3,456,000	$342,500

Example based on a 64 kilometer circuit Drake sized conductor replacement. Annual line loss comparisons were made at 1,400 Amps maximum peak power, 1,150 Amps average of base, intermediate, and peak loads. Additional revenue potential for higher capacity ACCC was not factored into IRR or NPV. CO2 savings based on Natural Gas Generation.

CTC CABLE CORPORATION

The Most Cost-effective Greenhouse Gas Emission Reduction Solution for Utilities

- Replacement of a constrained transmission line with ACCC conductors saves more CO^2 emissions per invested dollar, than all other clean generation options or transmission solutions
- ACCC conductors are quick to install and require limited capital commitment:
  - Gas = $564M 2 years
  - Nuclear = $2.8B 6 years
  - Wind = $60M 3 years
  - Solar = $315M 3 years
  - ACCC = $1M 3 months



Metric Tons of CO² saved per $1 million dollars invested
Metric tons of CO2/$1M
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
ACSR Retrofit
ACSS Retrofit
Landfill Gas
Biomass
Photovoltaic
Fuel Cells
Solar Thermal
Wind
Nuclear
Geothermal
NGCC
ACCC Retrofit

* **Savings vs. equivalent NG fired plant at 1.12 lbs/KWh. Savings for transmission based on replacing "Drake" sized ACSR constrained line with Drake ACCC- resulting from lower line losses and CO2 emissions at NG generation pollution rates** (Source: US Dept of Energy 2005 and 2007 studies)

CTC CABLE CORPORATION

Manufacturing



- ISO 9001:2000 certified
- 100,000 square foot ACCC core manufacturing in Irvine, California
- Production consists of 11 pultruder machines which equals 7,700 miles/yr, expandable to 20,000 miles/yr.

ACCC Composite Core Production
Irvine, California, USA

Proprietary Pultrusion Process
•Carbon fiber
•Glass Fiber
•Proprietary Resin

→

Aluminum Stranding

General Cable (USA)
Lamifil (Belgium)
Midal (Bahrain)
Far East (China)

→

ACCC Conductor Shipped to Customer



DEWIND



D8 Turbine Installation in Germany


DeWind

First 2MW D8.2 turbine shipped to Argentina

DEWIND

Renewable Energy

- Founded 1996 in Germany, 570 turbines installed, principally in Europe
  - 1.25 megawatt D6 model, 246 turbines representing over 11 million hours
  - 2.0 megawatt D8 model, 50 turbines representing over 2 million hours
- Prototype of advanced 2.0 megawatt D8.2 turbine at Cuxhaven – Dec 06
- Prototype of 60Hz version now at NREL has generated 2MW of power to the grid; will be moved to Sweetwater, Texas, for installation late December 07
- Serial production of D8.2 has begun at TECO Westinghouse in Texas


1.25 MW - D6


2.0 MW - D8


2.0 MW - D8.2

DEWIND

The D8.2 Advantage

- D8.2 – Only turbine to use optimized Voith WinDrive®
- Based on proven D8 turbine model platform
- Converts variable wind speeds to a constant speed output to drive a synchronous generator at high voltage – 13.8 kV directly to the grid
- Eliminates power conversion electronics (problematic reliability)
- Eliminates step-up transformer and additional power conditioning units to meet grid codes
- 55 years of Voith experience with reliable variable speed drive technology

Synchronous Generator with High Voltage Output


Voith WinDrive®

DEWIND

Turbine Production & Marketing

- Manufacturing now set up at TECO Westinghouse Motor Company
  - Fully ISO certified facility has all of the required infrastructure, operating systems, quality controls, and experienced personnel for high volume manufacturing – that could handle 400 turbines per year
  - Relationships with suppliers to assure availability of components – currently have sourced 120 turbine component sets for 2008
  - DeWind is developing a larger diameter high performance rotor to meet customer requirements for higher energy capture in lower wind speed environments


2MW D8.2 Wind Turbine

DeWind is developing next generation turbine models using our strong engineering team to meet customer demands.

COMPOSITE TECHNOLOGY CORPORATION

Summary



Our Two Subsidiaries Have:

- **Large Market Opportunities**
  - **Transmission build-out upgrade cycle worldwide**
  - **Limited turbine availability worldwide**


04/01/2006

- **Technology Advantage**
  - **Patents for ACCC cable granted in 2006-2007**
  - **Exclusive use of Voith WinDrive® technology**
- **Strategic Alliances**
  - **Aluminum stranding of ACCC conductor**
  - **Turbine manufacturing with TECO-Westinghouse**



- **Strong Backlog**
  - **CTC Cable – Total 3 yr $100 million China deal**
  - **DeWind – $53 million in current turbine backlog**

COMPOSITE TECHNOLOGY CORPORATION

Clean and Efficient Energy Technologies







Composite Technology Corporation
2026 McGaw Avenue
Irvine, California 92614 USA

T 949.428.8500
F 949.428.8515

Benton H Wilcoxon, CEO

www.compositetechcorp.com